UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2004

THE RESERVE PETROLEUM COMPANY (Exact name of registrant as specified in its charter)

Delaware	0-8157	73-0237060
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma             73116-9092
(Address of principal executive offices)                                          (Zip Code)

Registrant’s telephone number, including area code (405) 848-7551
___________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws

On November 16, 2004 the Registrant’s Board of Directors approved an amendment to Article III Section 6 of the Company’s Bylaws. This section which requires a regular meeting of the board of directors be held on the "second" Tuesday in November was changed to the "third" Tuesday in November.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RESERVE PETROLEUM COMPANY
(Registrant)
Date: November 19, 2004	By:	/s/ James L. Tyler
James L. Tyler
(Secretary/Treasurer)